UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2007
Merge Technologies Incorporated
(Exact name of registrant as specified in its charter)

Wisconsin	0-29486	39-1600938
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6737 West Washington Street, Suite 2250 Milwaukee, Wisconsin	53214
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (414) 977-4000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operation and Financial Condition
On October 29, 2007, Merge Technologies Incorporated (the “Company”) issued a News Release containing information about its financial condition and results of operations. Included in the press release are (i) the Company’s estimated cash on hand as of September 30, 2007, (ii) the Company’s estimated revenues for the quarters ended March 31, 2007 and June 30, 2007, and (iii) the Company’s estimated bookings for the quarters ended December 31, 2006, March 31, 2007, June 30, 2007 and September 30, 2007. Also in the same News Release, the Company provided an update on the progress of the restatement of its financial statements including the anticipated impact of the restatement on reported revenues.
A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01.      Financial Statements and Exhibits.
                       (d) Exhibits

Exhibit Number	Description

99.1	Exhibit 99.1 News Release dated October 29, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERGE TECHNOLOGIES INCORPORATED

	By:	/s/ Kenneth D. Rardin

Kenneth D. Rardin President and Chief Executive Officer

Dated: October 29, 2007